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                                                                     Exhibit 3.5
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                                State of California
                                Secretary of State
                                   Kevin Shelley

                        CERTIFICATE OF LIMITED PARTNERSHIP

                    $70.00 filing fee must accompany this form.                      This Space For Filing Use Only
            IMPORTANT - Read instructions before completing this form.

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1.  Name of the limited partnership (end the name with the words "Limited Partnership" or the abbreviation "L.P.")

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2.  Street address of principal executive office                City and state                   Zip code

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3.  Street address of California office where records are kept  City                             Zip code

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4. Complete if limited partnership was formed prior to July 1, 1984 and is in existence on the date this certificate is executed.

   The original limited partnership certificate was recorded on ___________________________________ with the recorder of _____________________________________ county. File or recordation number____________________________

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5. Name the agent for service of process and check the appropriate provision below:

___________________________________________________________________________ which is
   [ ]  an individual residing in California.  Proceed to item 6.
   [ ]  a corporation which has filed a certificate pursuant to section 1505.  Proceed to item 7.

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6. If an individual California address of the agent for service of process:
   Address:
   City:                                          State:  CA                            Zip code:

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7. Names and addresses of all general partners: (Attach additional pages, if necessary)

   A. Name
      Address:
      City:                                       State:                                Zip code:

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   B. Name
      Address:
      City:                                       State:                                Zip code:

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8. Indicate the NUMBER of general partners' signatures required for filing certificates of amendment, restatement, merger, dissolution, continuation and cancellation.

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9. Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate.  Other matters may include the purpose of business of the limited partnership E.G. Gambling
   Enterprise.

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10. Number of pages attached, if any:

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11. I certify that the statements contained in this document are true and correct to my own knowledge. I declare that I am the person who is executing this instrument, which execution is my act and deed.

   _______________________________________________________          _______________________________________________
   Signature                           Position or Title            Print Name                            Date

   _______________________________________________________          _______________________________________________
   Signature                           Position or Title            Print Name                            Date

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  SEC/STATE  (REV.01/03)                                              FORM LP-1 FILING FEE:  $70.00
                                                                      Approved by Secretary of State
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